Piper Jaffray Western Banking Symposium Richard P. Smith – President & Chief Executive Officer Peter G. Wiese – EVP – Chief Financial Officer November 8, 2018 Exhibit 99.1

Safe harbor statement Piper Jaffray Western Bank Symposium November 2018 Certain statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the impact of changes in financial services policies, laws and regulations; technological changes; mergers and acquisitions; changes in the level of our nonperforming assets and charge-offs; any deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; our ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; the impact of competition from other financial service providers; the possibility that any of the anticipated benefits of our recent merger with FNBB will not be realized or will not be realized within the expected time period, or that integration of FNBB’s operations will be more costly or difficult than expected; the challenges of integrating and retaining key employees; unanticipated regulatory or judicial proceedings; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results.

agenda Company Overview Recent Activities & Focus Key Revenue Drivers Challenges & Opportunities Financials Questions Piper Jaffray Western Bank Symposium November 2018

COMPANY overview Asset Size:$6.3 Billion Location:Chico, CA Founded:1975 Deposits:$5.1 Billion Loans (net):$4.0 Billion Bank Branches:79 ATMs:99 Piper Jaffray Western Bank Symposium November 2018

COMPANY overview Nasdaq:TCBK Stock Price*:$36.72 Market Capitalization:$1.12 billion Price to Book stated:1.4x Price to TBVPS2.0x Rank (Total Assets) among CA Publicly Traded Banks:12 (Source: SNL Financial) Piper Jaffray Western Bank Symposium November 2018 _________________________________________________________________________ **as of 11/2/18 COB

Executive Team Rick Smith President & CEO TriCo since 1993 John Fleshood EVP Chief Operating Officer TriCo since 2016 Dan Bailey EVP Chief Retail Banking Officer TriCo since 2007 Craig Carney EVP Chief Credit Officer TriCo since 1996 Peter Wiese EVP Chief Financial Officer TriCo since 2018 Richard O’Sullivan EVP Chief Commercial Lending Officer TriCo since 1984 Piper Jaffray Western Bank Symposium November 2018

2018 ACCOMPLISHMENTS Consistently strong growth in corporate treasury management service charges and deposit balances Technology projects Corporate treasury management products Support for consumer, mortgage, and small business lending products Continuing to leverage 2016 core conversion investment into payment systems and transaction automation efficiency Completed acquisition and IT integration of FNB Bancorp Piper Jaffray Western Bank Symposium November 2018

Positioned for today, prepared for the future Strong and growing bank capital Competitive product set to compete with banks both large and small - #1 Community Bank alternative in Northern California and on the San Francisco Peninsula Superior reputation versus large bank competitors Continue to see strong organic growth in current environment Qtly. Avg. Balance v. Prior Year* Loan growth:10.9% Deposit growth: 5.1% *09/30/2018 vs. 09/30/2017 Piper Jaffray Western Bank Symposium November 2018

Strong focus on risk management and new regulatory realities Enterprise Risk Strong Focus on CRA & Compliance HMDA Reporting Fair Lending Experienced project teams, well prepared for continued growth through acquisition Positioned for today, prepared for the future continued Piper Jaffray Western Bank Symposium November 2018

What is long term success? Rewarding our shareholders A winning culture with a motivated and talented work force (good people) Significant and growing market share Low cost core deposit base Strong credit culture Diversified revenue sources Efficient operations Strong risk management practices Piper Jaffray Western Bank Symposium November 2018

Key drivers of bank revenues Deposits & Margin Average Cost of Deposits of 0.16% as of 09/30/2018, including approx. $992 million of deposits from FNB Net Interest Margin in Q3 2018 was 4.32% Commercial Loans Commercial Real Estate Diverse portfolio of property types and geographies Commercial & Industry Lines and Loans & Leases Agricultural Loans Asset-Based Loans Non-Interest Income – Service Charge & Fee Income – Mortgage Finance – Bank Wealth Management Program Piper Jaffray Western Bank Symposium November 2018

Key drivers of bank revenues continued Consumer Loans – Home Equity Lines/Loans Rising rates a positive for growth – Small Business Growth Opportunities – Wealth Management – Bank Managed Program Raymond James as Broker-Dealer – Mortgage Banking – Merchant Card Processing Fee Opportunities Piper Jaffray Western Bank Symposium November 2018

Deposit structure Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Total ending deposits ($000’s) *Data as of 09.30.2018 inclusive of the 2014 and 2018 mergers Piper Jaffray Western Bank Symposium November 2018 17.1% CAGR* *

Market share of all branches sorted by zip code Rank Institution Name State (Hdqtrd) Charter Deposits ($000) Market Share 1 U.S. Bank National Association OH Federal 9,893,012 21.2% 2 Wells Fargo & Company SD Federal 8,782,186 18.8% 3 Bank of America, National Association NC Federal 6,017,267 12.9% 4 Tri Counties Bank CA State 3,881,355 8.3% 5 JP Morgan Chase Bank, National Association OH Federal 2,994,175 6.4% 6 MUFG Union Bank, National Association CA Federal 2,177,323 4.7% 7 Bank of the West CA State 1,832,370 3.9% 8 Umpqua Bank CA State 1,636,359 3.5% Source: FDIC Summary of Deposits, June 2017 Piper Jaffray Western Bank Symposium November 2018

Non-interest income Consistently Represents Approximately 20%+ of total revenues Wealth Management – recurring fee AUM model Deposit and Card products - Higher revenues from service charges and interchange income Corporate Treasury Management product fees continue to increase Piper Jaffray Western Bank Symposium November 2018

Consumer loans Increased demand for consumer loans Home equity values continue to increase Borrowers using refinance of 1st mortgage to pay down debt Low rate environment continues to contribute to home equity pay downs and payoffs (re-fi), but production remains solid. $41MM in Q3 2018 HELOC volume resulted in $2MM decrease in outstandings (net of FNB HELOC balances) This is compared to $43MM in Q2 2018 volume resulting in a $1MM increase in outstandings Piper Jaffray Western Bank Symposium November 2018

Home equity loans outstanding ($000’s) Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Loan portfolio by type November 2018 Piper Jaffray Western Bank Symposium Data as of 09.30.2018

Commercial banking Target loans of $2,000,000 to $15,000,000 Personalized banking Assigned Relationship Managers Assigned Cash Management Officers In-market lending Competition is as fierce and diverse as it has ever been Piper Jaffray Western Bank Symposium November 2018

Commercial banking continued Agricultural lending Drought risk has subsided Commodity prices have stabilized Loans <$1,000,000 served through alternate channel Business Relationship Managers Credit scoring combined with traditional underwriting SBA 7(a) program now offered Piper Jaffray Western Bank Symposium November 2018

Total loans net of unamortized deferred loan fees and discounts ($000’s) *Data as of 09.30.2018 inclusive of the 2014 and 2018 mergers 20.3% CAGR* Piper Jaffray Western Bank Symposium November 2018

Growth opportunities – TCBK HISTORY (000’s) Piper Jaffray Western Bank Symposium November 2018

Deposit Betas Ability to Increase Loan Yields Interest Rate Risk Aggressive Competitors Compliance Regulations The Cost of Compliance with New Regulations Dysfunction in Washington What keeps us up at night? Piper Jaffray Western Bank Symposium November 2018

Financials Piper Jaffray Western Bank Symposium November 2018

Total assets ($000’s) *Data as of 09.30.2018 inclusive of the 2014 and 2018 mergers 19.2% CAGR* Piper Jaffray Western Bank Symposium November 2018

Capital ratios ($000’s) Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Net income ($000’s) Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Net interest margin Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Non-interest income ($000’s) Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Efficiency ratio (fully taxable equivalent) Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Diluted earnings per share Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Data as of 09.30.2018 DividendS PAID Piper Jaffray Western Bank Symposium November 2018 12.0% CAGR

non-performing assets to total assets Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Allowance for loan losses to total loans Data as of 09.30.2018 Piper Jaffray Western Bank Symposium November 2018

Annualized net charge-offs to average loans Data as of 09.30.2018 *0.08% related to ASC 310-30 PCI loan adjustment Piper Jaffray Western Bank Symposium November 2018

Data as of 09.30.2018 Return on average assets Piper Jaffray Western Bank Symposium November 2018

Data as of 09.30.2018 Return on average shareholder’s equity Piper Jaffray Western Bank Symposium November 2018

TriCo Bancshares is committed to: Improving the financial success and well-being of our shareholders, customers, communities and employees. Piper Jaffray Western Bank Symposium July / August 2018